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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 10, 1999

                            MICHAEL PETROLEUM CORPORATION
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                (Exact name of registrant as specified in its charter)

           Texas                    333-52263*                76-0510239
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      (State or other        (Commission File Number)       (IRS Employer
      jurisdiction of                                    Identification No.)
       incorporation)


 13101 Northwest Freeway,
 Suite 320
 Houston, Texas                                       77040
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 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (713) 895-0909



* The Commission File Number refers to a Form S-4 Registration Statement filed by the Registrant under the Securities Act of 1933 which was declared effective on July 22, 1998.

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Item 3.   BANKRUPTCY OR RECEIVERSHIP

     On December 10, 1999, Michael Petroleum Corporation (the "Company"), its parent corporation and certain of its subsidiaries entered into an agreement (the "Voting Agreement") with certain holders of the Company's 11 1/2% Senior Notes for a consensual joint plan of reorganization of the Company. The terms of the Voting Agreement contemplate that the joint plan of reorganization (the "Plan") will provide for a sale of the Company or its assets in court-supervised proceedings under the Bankruptcy Code. On December 10, 1999, the Company and certain of its subsidiaries filed petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Laredo Division (the "Bankruptcy Court"). The Company expects to file the Plan and related disclosure statement with the Bankruptcy Court in January 2000. The Voting Agreement has been signed by holders of more than $90,000,000, or two-thirds, of the outstanding principal amount of the Company's Senior Notes (the "Consenting Holders"). In addition to the approval of the Bankruptcy Court, the consummation of the plan of reorganization will be subject to the consent of the requisite number and amount of certain of the Company's creditors. The Voting Agreement contemplates that the Company and its subsidiaries will continue to operate as debtors-in-possession subject to the supervision of the Bankruptcy Court, and that the Plan will provide for the payment of all trade creditors' claims as and when they come due in the ordinary course or in full on the effective date of the Plan.

     Under the Voting Agreement, the Consenting Holders agreed to vote in favor of the Plan so long as the Plan is consistent in all material respects with the term sheet for the Plan attached to such Voting Agreement. The term sheet sets forth, among other things, a process for the marketing and sale of the Company or its assets for a "Net Consideration" (as defined in the term sheet) of at least $120 million, as adjusted for certain costs and working capital items, the proceeds of which shall be applied first to the repayment of the Company's bank debt (approximately $24.3 million principal amount outstanding at December 10, 1999). Specifically, the Voting Agreement provides that, so long as no Termination Event (defined below) occurs, the Consenting Holders will:

     -  vote to accept the Plan;

     - neither commence nor assist or encourage any other person to commence any other legal or enforcement actions concerning the Company's debts;

     - not take any position in the bankruptcy proceedings that conflicts with their obligation to support the Plan; and

     - vote their Senior Note claims to reject any bankruptcy plan for the Company other than the Plan.

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     The Voting Agreement further provides that the obligations of the
Consenting Holders may terminate upon a "Termination Event," which includes the occurrence of any of the following:

     - the marketing process relating to the sale of the Company or its assets shall have failed to timely achieve certain milestones, including a definitive agreement relating thereto having not been executed on or before April 14, 2000;

     - an injunction, judgment, order, decree, ruling or charge shall have been entered which prevents completion of the sale of the Company's assets or the consummation of the financial restructuring contemplated by the proposed Plan;

     - the Company shall file or support confirmation or fail to actively oppose confirmation of any plan of reorganization embodying terms materially different from those contemplated by the proposed Plan;

     - the Company's assets shall not have been sold, and the Plan shall not have been substantially consummated by June 1, 2000;

     - the Bankruptcy Court shall have entered an order appointing a trustee or an examiner with expanded powers with respect to the Company or its subsidiaries;

     - the Bankruptcy Court shall have entered an order dismissing any of the bankruptcy proceedings or converting such proceedings to cases under Chapter 7 of the Bankruptcy Code; or

     - there shall have occurred certain variances from certain Company budgeted items during the first six months of 2000.

     The preceding is a summary of the terms of the Voting Agreement, and is qualified in its entirety by reference to the Voting Agreement which is filed as an exhibit to this Form 8-K. This Form 8-K is not to be construed as an offer to sell any security or any solicitation of an offer to purchase a security.

     Certain statements made in this press release, including, but not limited to, statements containing the words "will, " "expects" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning the filing of the Plan and disclosure statement with the Bankruptcy Court, the payment of creditors'


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claims, the proposed proceedings in the Bankruptcy Court and the consummation of the Plan. They are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. In addition, such factors include, without limitation:

     -    the Company's ability to reorganize its current financial structure;

     - actions or proceedings which may result in a Termination Event or frustrate the Company's ability to consummate the Plan or carry out its business in the ordinary course;

     - the ability of the Company to obtain the consent of the requisite number and amount of the Company's creditors in favor of the Plan;

     - the ability of the Company to attract a strategic purchaser to timely acquire the Company or its assets at a sufficient purchase price;

     - the Company's ability to achieve its drilling and development program objectives; and

     - future prices for and associated costs of the Company's oil and natural gas production.

The Company cautions investors that any forward-looking statements made by the Company are not guarantees of the future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

     For a further description of the Voting Agreement, see the Voting Agreement filed herewith as Exhibit 10.1.


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               10.1 Voting Agreement by and among Michael Holdings, Inc., the Company, certain of its subsidiaries and the Consenting Holders.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MICHAEL PETROLEUM CORPORATION



                                      By: /s/ ROBERT L. SWANSON
                                         --------------------------------
                                              Robert L. Swanson
                                              Vice President -- Finance


Dated:  December 13, 1999